December 14, 2011

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	Schwab U.S. Treasury Money Fund, a series of The Charles Schwab Family of Funds
(File Nos. 033-31894 and 811-05954)

Ladies and Gentlemen:

On behalf of The Charles Schwab Family of Funds, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the Prospectus with respect to Schwab Treasury Money Fund (the “Fund”), dated April 30, 2011, as supplemented November 22, 2011, filed pursuant to Rule 497(e) under the Securities Act of 1933, on November 22, 2011 (the “497 Filing”). The purpose of this filing is to submit the 497 Filing in XBRL for the Fund.

Any questions or comments on the 497 Filing should be directed to the undersigned at (415) 667-0780.

Very truly yours,

/s/ Christine M. Pierangeli
Christine M. Pierangeli
Assistant Secretary, The Charles Schwab Family of Funds